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                                                                   Exhibit 10(b)

                           REPRESENTATION OF COUNSEL


I, Sandra M. DaDalt, in my capacity as counsel to Sun Life of Canada (U.S.) Variable Account F (the "Account") have reviewed this Post-Effective Amendment to the Registration Statement of the Account which is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933. Based on my review of this Post-Effective Amendment and such other material relating to the operations of the Account as I deemed relevant, I hereby certify as of the date of filing this Post-Effective Amendment, that the Post-Effective Amendment does not contain disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

I hereby consent to the filing of this representation as part of this Post-Effective Amendment to the Registration Statement of the Account.

                                              /s/ SANDRA M. DADALT
                                              ----------------------
                                              Sandra M. DaDalt, Esq.


June 23, 2000